Income Taxes (Details)	6 Months Ended
	Mar. 31, 2023	Mar. 31, 2022
Income Taxes [Abstract]
Profits tax rates description	Under the two-tiered profits tax rates regime, the first 2 million Hong Kong Dollar (“HKD”) of profits of the qualifying group entity will be taxed at 8.25%, and profits above HKD 2 million will be taxed at 16.5%.
Federal statutory income tax rate	25.00%
Income tax dividends	10.00%
PRC tax rate	5.00%
Effective tax rates	0.80%	25.40%